Somerset Hills Bancorp
                            Statements of Operations
                     (in thousands, except for share data)


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                                                   Three months ended    Three months ended     Six months ended    Six months ended
                                                     June 30, 2003         June 30, 2002         June 30, 2003        June 30, 2002
                                                   ------------------    ------------------     ----------------    ----------------
                                                      (unaudited)           (unaudited)           (unaudited)         (unaudited)
 Interest Income:

     Loans, including fees                               $1,946               $1,402                $3,639              $2,748
     Investment securities                                   91                  185                   210                 382
     Federal funds sold                                       4                   18                    24                  44
     Interest bearing deposits with other banks               2                    4                     9                  10
                                                         ------               ------                ------              ------
            Total interest income                         2,043                1,609                 3,882               3,184

 Interest Expense:

      Deposits                                              624                  620                 1,273               1,303
      Federal Home Loan Bank advances                        21                   29                    47                  58
      Federal funds purchased                                11                    1                    11                   1
                                                         ------               ------                ------              ------
            Total interest expense                          656                  650                 1,331               1,362

            Net Interest Income                           1,387                  959                 2,551               1,822

 Provision for Possible loan losses                         136                  105                   212                 220
                                                         ------               ------                ------              ------

            Net Interest Income After
                 Provision for Possible
                 Loan Losses                              1,251                  854                 2,339               1,602
                                                         ------               ------                ------              ------

 Non-Interest Income:

      Service fees on deposit accounts                       50                   28                    87                  47
      Gains on sales of mortgage loans,net                1,198                  880                 2,086               1,510
      Gain on sale of securities                             --                   --                     6                  10
      Other Income                                           33                   20                    49                  38
                                                         ------               ------                ------              ------
            Total Non-Interest Income                     1,281                  928                 2,228               1,605
                                                         ------               ------                ------              ------

 Non-Interest Expenses:

      Salaries and employee benefits                      1,175                  885                 2,188               1,689
      Occupancy expense                                     273                  267                   560                 491
      Advertising and business promotion                    134                   76                   232                 128
      Stationery and supplies                                83                   45                   145                  80
      Data processing                                        69                   55                   140                 106
      Other operating expense                               481                  288                   836                 515
                                                         ------               ------                ------              ------
            Total Non-Interest Expense                    2,215                1,616                 4,101               3,009
                                                         ------               ------                ------              ------

            Income before provision for taxes               317                  166                   466                 198

 Provision for Income Taxes                                  45                   36                    84                  51
                                                         ------               ------                ------              ------

                     Net Income                          $  272               $  130                $  382              $  147
                                                         ======               ======                ======              ======

 *Per share data (rounded to the nearest cent)
      Net Income -basic and diluted                      $ 0.09               $ 0.07                $ 0.13              $ 0.08
                                                         ======               ======                ======              ======
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*Restated to reflect 5% stock distribution



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                             Somerset Hills Bancorp
                                 Balance Sheets
                     (in thousands, except for share data)


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                                                                 June 30, 2003   December 31, 2002
                                                                 -------------   -----------------
                                                                  (unaudited)        (audited)
ASSETS

Cash and due from banks                                            $   7,469         $   5,051
Federal funds sold                                                     5,600             4,400
                                                                   ---------         ---------

              Total cash and cash equivalents                         13,069             9,451

Loans held for sale                                                   29,396            22,271
Investment securities available- for- sale                            11,873            18,810

Loans receivable                                                      98,435            94,629
    Less allowance for loan losses                                    (1,298)           (1,256)
    Deferred fees                                                        (86)             (104)
                                                                   ---------         ---------

              Net loans receivable                                    97,051            93,269

Premises and equipment,net                                             3,924             4,081
Goodwill, Net                                                          1,191             1,191
Bank owned life insurance                                              5,003              --
Accrued interest receivable                                              518               545
Other assets                                                             424               170
                                                                   ---------         ---------

              TOTAL ASSETS                                         $ 162,449         $ 149,788
                                                                   =========         =========

              LIABILITIES AND STOCKHOLDERS' EQUITY

LIABILITIES
     Deposits
       Non-interest bearing deposits-demand                        $  18,025         $  15,386
        Interest bearing deposits
        NOW, money market and savings                                 80,246            67,520
       Certificates of deposit, under $100,000                        27,296            30,688
       Certificates of deposit, $100,000 and over                     13,240            11,850
                                                                   ---------         ---------

              Total deposits                                         138,807           125,444
                                                                   ---------         ---------

Federal Home Loan Bank advances                                        1,000             2,500
Accrued interest payable                                                  90                84
Other liabilities                                                      1,585             1,096
                                                                   ---------         ---------

              Total liabilities                                      141,482            129,124
                                                                   ---------          ---------

STOCKHOLDERS' EQUITY
     Preferred stock-1,000,000 shares authorized:none issued
    Common stock- authorized, 10,000,000 shares
          of no par value;issued and outstanding,
         *2,894,376  in 2003 and in 2002                              23,853             23,853
      Accumulated deficit                                             (2,977)            (3,359)
      Accumulated other comprehensive income                              91                170
                                                                   ---------          ---------

              Total Stockholders' Equity                              20,967             20,664
                                                                   ---------          ---------

              TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY           $ 162,449          $ 149,788
                                                                   =========          =========
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          * Restated to reflect 5% stock distribution